UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported): January 9, 2007



                    FIRST KEYSTONE CORPORATION
               ____________________________________
      (Exact name of registrant as specified in its Charter)


          PENNSYLVANIA             2-88927           23-2249083
       __________________         __________         _____________
        (State or other          (Commission         (IRS Employer
          jurisdiction          File Number)     Identification No.
       of incorporation)



111 West Front Street, Berwick, Pennsylvania       18603
____________________________________________      ________
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (570) 752-3671


                               N/A
   ___________________________________________________________
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.05  AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR
           WAIVER OF A PROVISION OF THE CODE OF ETHICS

Effective January 9, 2007, First Keystone Corporation amended its
Code Of Ethics to include areas regarding Safeguarding
Confidential Information, Providing Candor in Dealing with
Auditors, Examiners and Legal Counsel, and expansion of Bribery,
Kickbacks and Other Improper Payments.  The First Keystone
Corporation Directors and Senior Management Code Of Ethics is filed as Exhibit 14 and incorporated herein by reference.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Not applicable

     (b)   Not applicable

     (c)   The following exhibit is filed herewith:

Exhibit No.          Description
___________          ___________

   14                First Keystone Corporation Directors and
                     Senior Management Code of Ethics


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


                            Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.


FIRST KEYSTONE CORPORATION
     (Registrant)




By:       /s/ J. Gerald Bazewicz
          J. Gerald Bazewicz
          President and Chief Executive Officer

Date:     January 11, 2007



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


EXHIBIT INDEX

Exhibit No.         Description                                   Page No.
___________         ___________                        ________

    14              First Keystone Corporation                          5
                    Directors and Senior
                    Management Code Of Ethics



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